                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-12
                               SEMCO ENERGY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

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     (4) Date filed:

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

                              [SEMOCO ENERGY LOGO]

                                       March 8, 2001

                NOTICE OF ANNUAL MEETING OF COMMON SHAREHOLDERS
                          TO BE HELD ON APRIL 17, 2001

To the Common Shareholders of SEMCO ENERGY, INC.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of SEMCO Energy, Inc. (the Company) will be held at the McMorran Auditorium, 701 McMorran Boulevard, Port Huron, Michigan (see map on back), on Tuesday, April 17, 2001 at 2:00 p.m. (EDT), for the following purposes:

        1. To elect three members to the Board of Directors.

        2. To transact any other business which properly comes before the meeting.

     Only Common Shareholders of record at the close of business on February 20, 2001 may vote at the meeting.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU CAN ENSURE YOUR SHARES ARE REPRESENTED AT THE MEETING BY PROMPTLY COMPLETING, SIGNING, DATING AND RETURNING YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR YOU MAY SUBMIT YOUR PROXY WITH VOTING INSTRUCTIONS BY TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS ON THE ACCOMPANYING PROXY CARD. TO PREVENT DUPLICATION, PLEASE DO NOT SUBMIT YOUR PROXY BOTH BY MAIL AND BY PHONE. IF YOU DO ATTEND THE MEETING, YOU MAY VOTE IN PERSON WHETHER OR NOT YOU HAVE SUBMITTED YOUR PROXY.

                                       By order of the Board of Directors

                                       Sherry L. Abbott, Secretary

405 Water Street  P.O. Box 5026  Port Huron, Michigan 48061-5026  (810) 987-2200

                               TABLE OF CONTENTS

Notice of Annual Meeting of Stockholders....................        1
Proxy Statement.............................................        3
Stock Outstanding and Voting Rights.........................        3
Item 1 -- Election of Directors.............................        5
Information About Directors and Executive Officers..........        6
Committees of the Board of Directors and Meeting
  Attendance................................................        8
Certain Business Relationships of Directors.................        9
Compensation of Directors and Executive Officers............        9
  Summary compensation table................................        9
  Option grants in 2000.....................................       10
  Options outstanding at December 31, 2000..................       10
  Employment and related agreements.........................       10
  Employee pension plan.....................................       11
  Supplemental pension plan for executives..................       11
  Total pension benefits....................................       11
  Deferred compensation agreements for executives...........       12
  Director compensation.....................................       12
Compensation Committee Report on Executive Compensation.....       13
Performance Graph...........................................       14
Report of the Audit Committee...............................       14
Independent Public Accountants..............................       15
Shareholder Proposals.......................................       15
Other Business..............................................       15
Appendix -- Charter of the Audit Committee..................      A-1
                                                                 Back
Meeting Location Map........................................    Cover

                              [SEMCO ENERGY LOGO]
                     405 Water Street, Port Huron, MI 48060

                                PROXY STATEMENT

     The enclosed proxy is solicited by the Board of Directors of SEMCO Energy, Inc. (the Company) for use at the Annual Meeting of Shareholders on Tuesday, April 17, 2001, at 2:00 p.m., to be held at the McMorran Auditorium, 701 McMorran Boulevard, Port Huron, Michigan, and any adjournments thereof. These proxy materials are being mailed to shareholders on or about March 8, 2001.

     A Shareholder giving the enclosed proxy may revoke it any time before it is voted by executing a subsequent proxy, by written notice to the Company, or by voting in person at the meeting.

     The Company will bear the cost of soliciting proxies, including charges and expenses of brokerage firms and others for forwarding proxy material to beneficial owners of stock. In addition to mailings, proxies may be solicited by personal interview, telephone or otherwise by employees. The Company may also retain outside organizations to assist in soliciting proxies.

     A copy of the Company's 2000 Annual Report is enclosed.

                      STOCK OUTSTANDING AND VOTING RIGHTS

     Only Common Shareholders of record at the close of business on February 20, 2001 (the record date) may vote at the meeting.

     The Company had approximately 18,000,000 shares of Common Stock (Common Shares) outstanding on the record date. A majority of the Common Shares constitutes a quorum.

     To the Company's knowledge, the following person is the only person who owns beneficially more than 5% of the Common Shares as of the record date.

----------------------------------------------------------------------------------
           NAME AND ADDRESS            NUMBER OF SHARES        PERCENT OF CLASS
----------------------------------------------------------------------------------
    Jimmy C. Foster                        905,202                  5.01%
    2 Northpoint Drive
    Houston, TX 77060
----------------------------------------------------------------------------------

     The following table reflects ownership, as of February 20, 2001, of the number of Common Shares beneficially owned by each director, current executive officer and all directors and current officers as a group.

                                                                                    (B)           COLUMNS
                                                               (A)           EXERCISABLE STOCK    A AND B
                        NAME                             COMMON SHARES(1)       OPTIONS(2)        COMBINED
                        ----                             ----------------    -----------------    --------
John M. Albertine....................................          1,339                1,668           3,007
Daniel A. Burkhardt..................................         14,886(3)             4,101          18,987(3)
Sebastian Coppola....................................          4,231                9,667          13,898
Edward J. Curtis.....................................         15,317(3)             4,101          19,418(3)
John T. Ferris.......................................         72,280                4,101          76,381
Michael O. Frazer....................................          7,850                4,101          11,951
Barrett Hatches......................................          1,794               14,669          16,463
Marcus Jackson.......................................          1,595(3)             2,001           3,596(3)
William L. Johnson...................................         17,678              120,196         137,874
Harvey I. Klein......................................         20,228(3)             4,101          24,329(3)
Jon A. Kosht.........................................          7,640               11,018          18,658
Frederick S. Moore...................................         13,078(3)             4,101          17,179(3)
John E. Schneider....................................          5,132               11,668          16,800
Edith A. Stotler.....................................          4,819                4,101           8,920
Donald W. Thomason...................................         14,698(3)             4,101          18,799(3)
All directors and current executive officers as a
  group (21 persons including those named above).....        226,286(4)           229,826         456,112(4)

---------------------
(1) Each person has sole power to vote and sell Common Shares shown, except Shares held jointly with spouses or directly by spouses, minor children, or certain other relatives, and except as described in (3) below.

(2) This column includes Common Shares which may be acquired within 60 days of February 20, 2001 pursuant to stock options.

(3) Includes Common Shares held in a Directors' Deferred Compensation Plan Account as follows:

                                                                DIRECTORS DEFERRED
                            NAME                                COMPENSATION SHARES
                            ----                                -------------------
Daniel A. Burkhardt.........................................           6,618
Edward J. Curtis............................................          11,714
Marcus Jackson..............................................           1,595
Harvey I. Klein.............................................          11,737
Frederick S. Moore..........................................          13,055
Donald W. Thomason..........................................           3,124

     Stock in this Account may not be voted by the individual directors, but may be voted by the full Board.

(4) The directors and current executive officers as a group beneficially own 1.25% of outstanding Common Shares. Including options exercisable within 60 days of February 20, 2001, the same group beneficially owns 2.53% of outstanding Common Shares. Each individual holds less than one percent of outstanding Common Shares. In 1999, the Board established new stock ownership guidelines for directors and officers. Within five years each non-employee director is expected to own Common Shares equal in value to five times the director's annual retainer. Each officer is expected to own Common Shares equal in value to a multiple of the officer's salary. The multiple is 4.3 for the Chief Executive Officer, 3.0 for the next highest paid officer, and 2.3 for all other officers.

                        ITEM 1 -- ELECTION OF DIRECTORS

     Common Shareholders are entitled to cumulative voting for directors. Each Common Shareholder may cast a number of votes equal to the number of Common Shares owned multiplied by the number of directors to be elected. Votes may be cast for a single nominee or distributed among nominees. Shareholders may vote their shares cumulatively at the meeting by indicating on the ballot how the votes are to be distributed among the directors.

     The Articles of Incorporation provide for three classes of directors. The term of office of each class is three years and the term of one class expires each year. The Bylaws provide for a Board with eleven members. Approximately one-third of the Board will be elected at each Annual Meeting of Shareholders. A vacancy can be filled by a vote of the shareholders or by the Board.

     Three directors are to be elected at this Annual Meeting. Each of the three persons receiving the highest number of votes will be elected. Proxies are being solicited to vote for the election of the following persons who are currently serving as directors:

                               John M. Albertine
                               William L. Johnson
                               Donald W. Thomason

     The Board does not expect that any nominee will become unavailable to serve as a director. Should that occur, however, proxies will be voted for another person selected by the Board.

     The persons named in the enclosed proxy reserve the right to vote proxies cumulatively to the extent not inconsistent with shareholder direction. As shown on the proxy, shareholders may direct that their shares be voted for less than all three of the above-named nominees.

               INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

                    NAME, POSITION* AND                                DIRECTOR
         BUSINESS EXPERIENCE DURING PAST FIVE YEARS             AGE     SINCE
         ------------------------------------------             ---    --------
NOMINEES (TERMS EXPIRING 2004)
------------------------------------------------------------
JOHN M. ALBERTINE...........................................    56       2000
  Since 1990, Chairman and Chief Executive Officer of
  Albertine Enterprises, Inc., an economic forecasting,
  public policy, and full-service mergers and acquisitions
  firm based in Washington, D.C. Chief Executive Officer of
  Jam Shoe Concepts, Inc. Jam Shoe Concepts, Inc. owns 100%
  of the assets of The Shoebilee Corporation, a retail
  family shoe chain with 46 stores in the midwest. Mr.
  Albertine holds a Ph.D. in economics from the University
  of Virginia. Mr. Albertine is also the largest individual
  shareholder in Jam Shoe Concepts, Inc. Director of
  Intermagnetics General Corporation.
WILLIAM L. JOHNSON..........................................    58       1996
  Chairman of the Board of Directors since December 1997.
  Chief Executive Officer since May 1996. President from
  August 2000 and between May 1996 and September 1999. Chief
  Executive Officer of Northern Pipeline Construction
  Company, Kansas City, Missouri, from 1994 to May 1996.
DONALD W. THOMASON..........................................    57       1995
  Lead Director of the Company since November 1998. Retired
  in 1999 from the Kellogg Company as Executive Vice
  President Services/Technology. Director of Triple S
  Plastics, Inc.
OTHER DIRECTORS (TERMS EXPIRING 2002)
------------------------------------------------------------
DANIEL A. BURKHARDT.........................................    53       1993
  Associated with Edward Jones, a securities brokerage firm, since 1978. Principal in Investment Banking Department of
  Jones. Member of Jones' Investment Policy Committee.
EDWARD J. CURTIS............................................    58       1995
  President of E.J. Curtis Associates, Inc., a professional
  management consulting firm.
MARCUS JACKSON..............................................    49       1999
  Executive Vice President of Kansas City Power & Light
  Company (KCPL) since November 1996. Since May 2000,
  President of KCPL Power, a wholly-owned subsidiary of
  KCPL. Since October 1995, Chairman of the Board of KLT
  Power, Inc., a second-tier subsidiary of KCPL. He has also held the following positions at KCPL during the past five
  years: Chief Financial Officer from January 1999 to
  December 2000, Chief Operating Officer from November 1996
  to January 1999, and Senior Vice President of Power Supply
  from July 1994 to November 1996.
HARVEY I. KLEIN.............................................    61       1993
  President of Global Strategies Group L.C., a private
  consulting firm, since 1995.
OTHER DIRECTORS (TERMS EXPIRING 2003)
------------------------------------------------------------
JOHN T. FERRIS..............................................    50       1994
  Senior Partner in law firm of Ferris & Schwedler, P.C. in
  Bad Axe, Michigan.
MICHAEL O. FRAZER...........................................    62       1986
  Attorney practicing in Battle Creek, Michigan.
FREDERICK S. MOORE..........................................    62       1995
  Chairman and President of DSLT Inc., a holding company
  with subsidiaries engaging in the real estate development
  business. Since 1999, Chairman of Mardale Specialty Foods,
  LLC. Chairman of Diamond Crystal Specialty Foods, Inc.
  (Diamond Crystal), which was a subsidiary of DSLT Inc.
  until Diamond Crystal's sale in November 1998.
EDITH A. STOTLER............................................    54       1987
  Partner, Stotler Grain Company. President, S&I Grain
  Company (formerly Homer Grain Company).

---------------------
* Other than Mr. Johnson, each director's and nominee's principal employment is and has been with a company not affiliated with SEMCO.

EXECUTIVE OFFICERS

     Information about Mr. Johnson is included with the nominees above. Below is information (age, present position with the Company and business experience during the past five years) about the other Executive Officers who are included in the Summary Compensation Table in the section entitled Compensation of Directors and Executive Officers.

SEBASTIAN COPPOLA (age 49) -- Senior Vice President and Chief Financial Officer since January 1999. Treasurer from June 2000 and during the period from January 1999 to September 1999. Senior Vice President of Finance, Treasurer and Investor Relations Officer of MCN Energy Group, Inc. from September 1994 to December 1998.

BARRETT HATCHES (age 45) -- President of ENSTAR Natural Gas Co. (a division of SEMCO) since January 2000. Senior Vice President of Human Resources and Public Affairs for SEMCO from February 1999 to December 1999. Vice President of Human Resources and Public Affairs for SEMCO from February 1997 to February 1999. Vice President of V. Robinson & Company, Inc., Kansas City, Missouri, from 1996 to February 1997. Director of Logistics and Chief Operating Officer -- H & N Railroad of North American Salt Company, Overland Park, Kansas, from 1995 to 1996.

JON A. KOSHT (age 61) -- President and Chief Operating Officer of SEMCO Energy Gas Company (a division of SEMCO) since September 1999. Vice President of Gas Supply and Rates and Regulatory Affairs from 1995 to September 1999.

JOHN E. SCHNEIDER (age 52) -- Senior Vice President of Corporate Development since September 1999. Senior Vice President of SEMCO Energy Ventures, Inc. (a subsidiary of SEMCO) from May 1998 to September 1999. Prior to joining the Company, he was self-employed as a management and business consultant from 1994 to May 1998.

                      COMMITTEES OF THE BOARD OF DIRECTORS
                             AND MEETING ATTENDANCE

     Participation in Committees of the Board of Directors is as follows:

                                                                                            NOMINATING AND
                      NAME                           AUDIT    COMPENSATION    FINANCE    CORPORATE GOVERNANCE
                      ----                           -----    ------------    -------    --------------------
John M. Albertine................................      x                         x
Daniel A. Burkhardt..............................                                x                 x
Edward J. Curtis.................................                   x                             xx
John T. Ferris...................................      x           xx
Michael O. Frazer................................                                x                 x
Marcus Jackson...................................      x            x
Harvey I. Klein..................................                   x                              x
Frederick S. Moore...............................     xx                         x
Edith A. Stotler.................................      x                        xx
Donald W. Thomason...............................                   x

---------------------
 x Member.

xx Chair.

     The Board held 8 meetings during 2000. Each director attended more than 75% of the total number of meetings of the Board and Committees on which he or she served in 2000.

     The Audit Committee reviews the independent public accountants' reports and audit findings, the scope and plans for future audit programs, independence of the independent accountants, annual financial statements, accounting, financial and internal controls of the Company, information systems, risk management and compliance with codes of conduct. The Audit Committee also recommends the choice of independent public accountants to the full Board. Three Audit Committee meetings were held in 2000. During the year, the Board examined the composition of the Audit Committee in light of the adoption by the New York Stock Exchange of new rules governing audit committees and confirmed that all members of the Audit Committee are "independent" within the meaning of the Exchange's new rules. IN COMPLIANCE WITH SEC RULES, THE CHARTER OF THE AUDIT COMMITTEE IS INCLUDED IN THE APPENDIX BEGINNING AT PAGE A-1.

     The Compensation Committee held 6 meetings in 2000. The Compensation Committee reviews the Company's general compensation strategy and recommends compensation of executive officers and directors to the full Board. The Compensation Committee monitors the CEO's officer succession plan and recommends the election of officers to the full Board.

     The Finance Committee serves as liaison between management and the Board on important financial transactions and financial policy matters. The Committee reviews and approves the capital budget, financing plan, and significant securities offerings, prior to Board review. The Finance Committee has approval power for certain categories of acquisitions and capital projects that are consistent with the Board approved Strategic Plan. The Finance Committee held 9 meetings in 2000.

     The Nominating and Corporate Governance Committee held 3 meetings in 2000. The Nominating and Corporate Governance Committee recommends directors to serve on Board committees, candidates for Board membership, personal qualifications criteria for Board membership, general criteria regarding committee composition, and changes to Board and Company policies. Recommendations by shareholders of candidates for Board membership will be considered and should be sent to the Nominating and Corporate Governance Committee, c/o Ms. Sherry L. Abbott, Corporate Secretary, 405 Water Street, Port Huron, Michigan 48060.

     During 2000 the Board created a special purpose committee called the Oversight Committee to oversee the assessment of the Company's strategic alternatives. The Oversight Committee met three times in 2000 and was dissolved upon the completion of the strategic alternatives review. The committee members were Donald W. Thomason, Chairman, Edward J. Curtis, Harvey I. Klein and Edith
A. Stotler.

                  CERTAIN BUSINESS RELATIONSHIPS OF DIRECTORS

     Mr. Burkhardt is a Principal of Edward D. Jones & Co., L.P. ("Jones") Investment Banking Department and a member of Jones' Investment Policy Committee. In April 2000, Jones served as an underwriter of an offering by the Company of $30,000,000 principal amount of 8% Senior Notes due 2010. Jones may serve as an underwriter of future securities offerings by the Company.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

     The following table sets forth information with respect to the compensation of the Chief Executive Officer and the following named executive officers.

                                                                                     COMMON
      NAME AND PRINCIPAL                                          OTHER ANNUAL       SHARE         ALL OTHER
          POSITION(1)            YEAR    SALARY     BONUS        COMPENSATION(2)   OPTIONS(3)   COMPENSATION(4)
      ------------------         ----    ------     -----        ---------------   ----------   ---------------
WILLIAM L. JOHNSON.............  2000   $383,385   $      0          $10,950         30,000        $  6,800
Chairman, President and CEO      1999   $317,154   $129,000          $ 8,641         20,000        $  6,400
                                 1998   $295,931   $ 50,000          $ 8,289         25,000        $  2,248(5)
BARRETT HATCHES................  2000   $212,132   $      0          $23,633(6)       8,000        $137,966(7)
President, ENSTAR Natural Gas    1999   $132,617   $ 33,828          $ 6,326          7,000        $ 32,032(8)
Company Division                 1998   $106,635   $ 15,200          $ 5,781          3,486        $ 23,652(9)
SEBASTIAN COPPOLA..............  2000   $208,269   $      0          $ 7,406          8,000        $  6,800
Senior Vice President and CFO    1999   $186,346   $107,000(10)      $ 7,144         10,500        $  6,400
JOHN E. SCHNEIDER..............  2000   $177,227   $      0          $ 7,399          7,000        $  6,800
Senior Vice President of         1999   $166,442   $ 41,400          $ 7,150          7,000        $ 53,603(11)
Corporate Development            1998   $ 89,423   $ 70,000(10)      $ 1,936          7,000        $ 16,119(12)
JON A. KOSHT...................  2000   $175,187   $      0          $ 8,254          4,000        $  6,800
President, SEMCO Energy Gas      1999   $120,025   $ 24,282          $ 6,917          3,500        $  5,642
Company Division                 1998   $115,193   $ 15,627          $ 6,803          3,500        $  6,392(13)
CARL W. PORTER.................  2000   $154,694   $      0          $ 4,096         20,000        $459,338(14)
President and COO                1999   $181,879   $ 55,545          $ 7,159          7,000        $  6,400
                                 1998   $171,008   $ 21,876          $ 6,799          6,979        $  5,843(15)

---------------------
 (1) Messrs. Coppola and Schneider joined the Company in January 1999 and May 1998, respectively. Mr. Porter resigned effective July 31, 2000.

 (2) Includes the premium and income tax gross up for a life insurance policy. Also includes monthly stipends in lieu of salary and in lieu of use of company-provided auto. The monthly stipend ranged from $3,500 to $6,000 in 2000 for the named officers.

 (3) Number of Common Shares underlying stock-option awards granted in the respective year.

 (4) Includes Company matching contribution to 401(k) plan and to non-qualified deferred compensation plan.

 (5) Includes premium of $2,248 paid for term life insurance.

 (6) Includes a travel allowance of $17,143.

 (7) Includes moving expenses of $133,488 and term life insurance premium of $549.

 (8) Includes home sale costs, etc., related to relocation to Michigan of $38,876.

 (9) Includes moving expenses of $23,486 and term life insurance premium of $166.

(10) Includes a signing bonus of $50,000.

(11) Includes moving expenses of $47,203.

(12) Includes moving expenses of $12,888 and health insurance premium of $1,324.

(13) Includes term life insurance premium of $831.

(14) Includes severance compensation of $452,538 paid or to be paid.

(15) Includes term life insurance premium of $513.

OPTION GRANTS IN 2000

                                                                                                 VALUE WHEN OPTIONS
                                                                                                EXPIRE IF 5% OR 10%
                                                                                                 ANNUAL STOCK PRICE
                                                  % OF TOTAL                                   APPRECIATION FROM DATE
                           NUMBER OF COMMON     OPTIONS GRANTED     EXERCISE                          OF GRANT
                           SHARES UNDERLYING     TO EMPLOYEES        PRICE       EXPIRATION    ----------------------
          NAME              OPTIONS GRANTED         IN 2000        ($/SH.)(1)     DATE(2)       5%(3)         10%(3)
          ----             -----------------    ---------------    ----------    ----------     -----         ------
William L. Johnson.......       30,000               19.8%           $11.94        3/1/10      $225,223      $570,759
Sebastian Coppola........        8,000                5.3%           $11.94        3/1/10      $ 60,059      $152,202
Barrett Hatches..........        8,000                5.3%           $11.94        3/1/10      $ 60,059      $152,202
John Schneider...........        7,000                4.6%           $11.94        3/1/10      $ 52,552      $133,177
Jon A. Kosht.............        4,000                2.6%           $11.94        3/1/10      $ 30,030      $ 76,101

---------------------
(1) The exercise price for all stock options granted by the Company is the market price of the Common Shares at the time options were granted.

(2) One-third of the options become exercisable each of the three years following the date granted. Each option expires ten years after it was granted.

(3) These two columns show what the value of the options would be after ten years if the market price of the Common Shares increased 5% or 10% each year for the ten years from the date the options were granted until the options expired. This table is required by the Securities and Exchange Commission and does not mean that the Company predicts that these options will have any such value nor that the market price of Common Shares will increase by any specific amount. The actual value that these options will have depends entirely on increases or decreases in the market price of Common Shares and when the options are exercised.

OPTIONS OUTSTANDING AT DECEMBER 31, 2000

                                                       NUMBER OF OPTIONS AT             VALUE OF OPTIONS AT
                                                       DECEMBER 31, 2000(1)             DECEMBER 31, 2000(2)
                                                   -----------------------------    ----------------------------
                     NAME                          EXERCISABLE     UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
                     ----                          -----------     -------------    -----------    -------------
William L. Johnson.............................       94,779          52,083          $9,864         $108,750
Barrett Hatches................................        8,449          13,886          $    0         $ 29,000
Jon A. Kosht...................................        7,292           7,558          $    0         $ 14,500
John E. Schneider..............................        7,001          13,999          $    0         $ 25,375
Sebastian Coppola..............................        3,500          15,000          $    0         $ 29,000

---------------------
(1) No options were exercised in 2000.

(2) Option values are based on the difference between the grant prices of all options adjusted for stock dividends and the closing price for the Company's stock of $15.56 per share on December 31, 2000.

EMPLOYMENT AND RELATED AGREEMENTS

     Mr. Johnson's employment agreement, which is for a term of five years ending April 30, 2001, provides for an annual base salary of not less than $210,000 and eligibility for an annual bonus not to exceed 40% of annual base salary payable upon attainment of specific targets. The agreement also provides for a severance payment if the Company terminates his employment other than for "cause" or "disability" or if Mr. Johnson resigns due to a required relocation of personal residence or a demotion in position, authority, etc. The severance amount will equal Mr. Johnson's annual salary. The Company will also continue insurance and similar benefit plans for twelve months, subject to certain limitations.

     Mr. Johnson's change-of-control employment agreement has parallel provisions to his employment agreement except that the severance amount equals
2.99 times his annual base salary and average bonus. All named current executive officers have change-of-control employment agreements parallel to Mr. Johnson's. The agreements also provide for the grossed-up payment of any Federal excise taxes due from the executive officers as a result of any payments received under the agreements and provide up to three years of continued participation in the Company's benefit programs.

EMPLOYEE PENSION PLAN

     Each named executive officer above participates in an Employee Pension Plan. All but one of the named executive officers participate in the Michigan Pension Plan. Mr. Hatches participated in the Michigan Pension Plan until his transfer to Enstar; he now participates in the Alaska Pension Plan. Both Pension Plans are available to non-union employees generally.

     At age 65, a Michigan Pension Plan participant can receive an annual pension equal to 1.4% of his average five-year adjusted compensation multiplied by his years of service. At age 65, an Alaska Pension Plan participant can receive an annual pension equal to 2% of his average five-year adjusted compensation multiplied by his first ten years of service and 1% of such average compensation for years of service in excess of ten. Thus, after 25 years, both Pension Plans provide a benefit based on 35% of such average compensation. Adjusted compensation includes salary and bonus, but excludes fringe benefits, expense reimbursements, bonuses to pay taxes on fringe benefits, and similar types of compensation. These benefits are not subject to any deduction for Social Security or other offset.

     As of January 1, 2001, years of service earned was as follows: Mr. Johnson -- 4.6 years, Mr. Kosht -- 13.6 years, Mr. Hatches -- 3.9 years, Mr. Schneider -- 2.6 years, and Mr. Coppola -- 2 years.

SUPPLEMENTAL PENSION PLAN FOR EXECUTIVES

     Each named executive officer above is a party to the Supplemental Executive Retirement Plan ("SERP"), which provides for additional retirement benefits for fifteen years after five years of service. If the executive officer retires at age 65, yearly payments will equal 50% of his last base salary. An executive officer retiring before age 65, but after 55, can receive from 30% (age 55) to 48% (age 64) of base salary.

     The SERP also provides pension benefits which could not be provided by an Employee Pension Plan because of the limit on compensation ($170,000 in 2000). In addition, the SERP provides protection for the named officers in the event of a Change in Control by requiring the funding of a Rabbi Trust (under certain circumstances) and vesting of benefits (under other circumstances) before age 55 and before 5 years of service.

TOTAL PENSION BENEFITS

     The following table sets forth the estimated annual benefits payable at normal retirement age (65) under the Michigan Pension Plan and SERP combined. Benefits under the SERP are paid for 15 years. Benefits under an Employee Pension Plan last for the life of the executive.

FINAL BASE
 SALARY*               YEARS OF SERVICE
----------   -------------------------------------
                5        10        15        20
                -        --        --        --
 150,000      85,500    96,000   106,500   117,000
 200,000     114,000   128,000   142,000   156,000
 250,000     142,500   160,000   177,500   195,000
 300,000     171,000   192,000   213,000   234,000
 350,000     199,500   224,000   248,500   273,000
 400,000     228,000   256,000   284,000   312,000
 450,000     256,500   288,000   319,500   351,000
 500,000     285,000   320,000   355,000   390,000

---------------------
* Final Base Salary means the base salary for the executive at time of retirement. The SERP benefit is based on final base salary. The smaller benefit from an Employee Pension Plan is based on five-year average compensation (salary plus bonus). This table assumes that an executive's final base salary will approximate his five-year average compensation.

DEFERRED COMPENSATION AGREEMENTS FOR EXECUTIVES

     Each named executive officer above is eligible to participate in the Company's Deferred Compensation Plan. This Plan is open only to certain management and executive employees. This Plan allows participants to defer up to 50% of base salary and up to 100% of the bonus paid pursuant to the Company's Short-Term Incentive Plan in each year.

     Benefits are normally paid after termination of employment and can be paid in a lump sum or over a 15-year period. Participants may also elect to receive a distribution once a year while still employed. However, participants suffer a penalty of 6% of any such distribution and cannot defer compensation in the following year.

     Each participant receives interest annually based on one of four formulas. The participant must choose the formula applicable for a given year before the year begins. Formula one provides for interest equal to the return on the Standard & Poors 500 stock index for that year. Formula two provides for interest equal to 115% of the return on short-term Treasury Bills for that year. Formula three provides for interest equal to the average of Formulas one and two. Formula four provides for interest equal to the return that an investor would have received by purchasing the Company's Common Shares through the Company's Direct Stock Purchase and Dividend Reinvestment Plan.

     During the previous year, Messrs. Coppola and Kosht deferred compensation pursuant to this Plan.

DIRECTOR COMPENSATION

  Annual Compensation

     For their services on the Board, non-employee directors are paid a retainer of $1,000 per month. The Chairmen of the Audit, Compensation, Finance, and Nominating and Corporate Governance Committees each receive an additional retainer of $200 per month. The Lead Director receives an additional retainer of $1,250 per month. Each non-employee director receives $700 per meeting attended. The Chairmen of the Audit, Compensation, Finance, and Nominating and Corporate Governance Committees each receive an additional $175 per meeting chaired. Directors are reimbursed for expenses incurred in attending Board and Committee meetings.

     In addition to the Board and Committee meetings, the Board held 3 strategic planning sessions during 2000 for which they were compensated as though regular Board meetings.

     Non-employee directors who were members of the Board prior to 1996 may participate in the Company's medical program. Directors who join the Board after 1995 cannot participate in the medical program. Directors who do not participate in the Company's medical program receive a grant of $3,850 worth of Common Shares each year.

     Non-employee directors also accrue $3,000 per year under a non-qualified defined contribution plan, which is payable after leaving the Board. Interest accrues at 8% per annum.

  Deferred Compensation

     Under Deferred Compensation and Common Stock Purchase Agreements for non-employee directors, directors' cash compensation may be deferred for each upcoming year. If deferred, compensation accrues interest at the prime rate or is invested in newly issued Common Shares with dividends reinvested through the dividend reinvestment plan. Six directors deferred some or all cash compensation for 2000, which was used to purchase Common Shares. Six directors have chosen to purchase Common Shares by deferring some or all cash compensation for 2001.

  Stock Options

     Each non-employee director also receives an annual grant of non-qualified stock options exercisable at fair market value on date of grant to acquire 1,000 shares of Company Common Shares under the Long-Term Incentive Plan. Upon joining the Board, new non-employee directors also receive such a grant. Thus, a non-employee director joining the Board prior to the date options are granted to all directors for the year will receive two grants within the same year. However, no grant of stock options will be made to directors who are known to be leaving the Board within six months after the grant date. Such stock options become exercisable one-third each year for three years and expire ten years from the date of grant.

     In 2000, non-employee Board members also received stock options exercisable at $11.84 to acquire 3,000 shares of Company Common Shares.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee ("Committee") is responsible for recommending to the full Board the compensation of Executive Officers. The Committee is composed of five non-employee directors. The Committee intends to provide salary and other non-incentive compensation for an executive, equal to the average of that paid to executives with similar experience, responsibilities and authority in a peer group including other utility companies (Peer Group). Incentive plans provide each executive with an opportunity for above-average total compensation, if financial targets or other performance goals are exceeded.

     All base salaries of officers, including those shown in the "Salary" column of the above Compensation Table, were approved by the Committee.

     Under the Company's Short-Term Incentive Plan, Mr. Johnson is eligible for a cash bonus of up to 40% of his base salary if the Company meets target earnings for the year. If the Company achieves 108% or more of target earnings, Mr. Johnson is eligible for a cash bonus of up to a maximum of 72% of his base salary. Bonuses for Mr. Johnson are based on the Company's performance (80%) and on his individual performance (20%). Bonuses for other Executive Officers range from 25% of base salary if the Company achieves target earnings to 63% of base salary if the Company achieves at least 108% of target earnings. Bonuses for other Executive Officers are based on the Company's performance, their individual performance and a discretionary amount.

     Also, the Board may make incentive awards in lieu of bonuses under the Short-Term Incentive Plan in unusual circumstances. Only unusual circumstances outside the control of executive officers are considered. Such circumstances may include, for example, significantly warmer than normal weather.

     Under the Long-Term Incentive Plan (LTIP), Mr. Johnson may be granted stock options for up to 30,000 shares each year if the Company's performance and his performance are outstanding. The LTIP was approved by the shareholders at the Annual Meeting held April 15, 1997. Awards to Mr. Johnson and other Executive Officers are based primarily on Company performance. However, business unit performance and individual performance are also considered. Maximum awards of stock options to other Executive Officers under the LTIP range from 5,250 to 10,500 shares.

     In addition, stock options may be granted to Executive Officers under the Stock Option Plan of 2000 (SOP) to the extent deemed appropriate by the Committee. The SOP allows stock options to be granted in excess of the LTIP maximum number. However, no single person may be issued SOP stock options relating to more than 1% of outstanding stock at the time of grant and no more than 5% of outstanding stock may be issued pursuant to exercises of options granted under the SOP.

     Further detail regarding compensation is shown under "Compensation of Directors and Executive Officers."

     All decisions of the Committee regarding executive compensation are reviewed by the full Board.

                                         COMPENSATION COMMITTEE

                                         John T. Ferris, Chairman
                                         Edward J. Curtis
                                         Marcus Jackson
                                         Harvey I. Klein
                                         Donald W. Thomason

                               PERFORMANCE GRAPH

     The following graph compares cumulative total returns (assuming reinvestment of dividends). The stock price performance shown is not necessarily indicative of future price performance. The graph assumes the investment of $100 in the Company's stock, the stocks representing the Edward Jones (EJ) index and the stocks representing the S&P 500 index on December 31, 1995. The Company's stock closed at $15.56 per share on December 31, 2000.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                       AMONG STOCK OF SEMCO ENERGY, INC.,
                               S&P 500 INDEX AND
               EDWARD JONES NATURAL GAS DIVERSIFIED COMPANY INDEX

[PERFORMANCE GRAPH]

YEAR END                                           SEMCO ENERGY, INC.               EJ INDEX                  S&P 500 INDEX
--------                                           ------------------               --------                  -------------
1995                                                       100                         100                         100
1996                                                       113                         126                         123
1997                                                       121                         158                         164
1998                                                       120                         146                         211
1999                                                        92                         149                         255
2000                                                       129                         205                         232

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board of Directors has oversight responsibility for the Company's financial reporting processes and the quality of its financial reporting. The specific responsibilities are outlined in the Audit Committee Charter. In connection with the December 31, 2000, financial statements, the Audit Committee: (1) reviewed and discussed the audited financial statements with management, (2) discussed with the auditors the matters required by Statement on Auditing Standards No. 61, and (3) received the written disclosures and the letter from the auditors required by Independence Standards Board Statement No. 1 and discussed with the auditors the auditors' independence. Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K filed with the SEC.

                                         AUDIT COMMITTEE

                                         Frederick S. Moore, Chairman
                                         John M. Albertine
                                         John T. Ferris
                                         Marcus Jackson
                                         Edith A. Stotler

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen LLP (Arthur Andersen) has been the principal auditor for the Company and its predecessor for over forty-five (45) years and has been appointed by the Board of Directors to continue in that capacity during 2001. During fiscal year 2000, Arthur Andersen was retained to provide services in the following categories and amounts:

AUDIT FEES..................................................    $354,000
Financial Information and Systems Design and Implementation
  Fees......................................................    $      0
All Other Fees..............................................    $222,000(a)

---------------------
(a) The Audit Committee has considered whether the provision of non-audit services by the Company's principal auditor is compatible with maintaining auditor independence and has determined that auditor independence has not been compromised.

     A member of Arthur Andersen will be available at the Shareholders Meeting to make a statement if he so desires and to answer appropriate questions.

                             SHAREHOLDER PROPOSALS

     A shareholder's proposal to be included in the proxy statement and proxy for the year 2002 annual meeting of shareholders must be received at the Company's principal executive office no later than November 8, 2001.

     For any shareholder proposal that is not submitted for inclusion in next year's proxy statement, but is instead sought to be presented at the 2002 annual meeting, SEC rules will permit management to vote proxies in its discretion if the Company: (1) receives notice of the proposal before the close of business on January 22, 2002, and advises shareholders in the 2002 proxy statement about the nature of the matter and how management intends to vote on such matter; or (2) does not receive notice of the proposal prior to the close of business on January 22, 2002.

     Proposals and notices of intention to present proposals should be addressed to: Ms. Sherry L. Abbott, Corporate Secretary, 405 Water Street, Port Huron, Michigan 48060.

                                 OTHER BUSINESS

     Management knows of no matters (other than those listed on page 1) which are to be brought before the meeting. However, if any other matters are presented for action, it is the intention of the persons named in the enclosed proxy to vote in accordance with their judgment.

     It is important that proxies be returned promptly to avoid unnecessary expenses. Therefore, all Common Shareholders (even those planning to attend the meeting) are urged, regardless of the number of Common Shares owned, to sign, date and return the enclosed proxy in the business-reply envelope, also enclosed, or submit proxy voting instructions by telephone in accordance with the instructions on the enclosed proxy card. Shareholders attending in person may withdraw their proxies and vote in person.

                                                                        APPENDIX

                               SEMCO ENERGY, INC.

                                 CHARTER OF THE
                                AUDIT COMMITTEE

                                    PURPOSE

The primary purpose of the Audit Committee of SEMCO Energy, Inc. (the "Company") is to assist the Board of Directors in fulfilling its responsibility to oversee
(i) management's conduct of the Company's financial reporting process, including oversight of financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, (ii) the Company's systems of internal accounting and financial controls, (iii) the annual independent audit of the Company's financial statements and (iv) the Company's legal compliance and ethics programs as established by management and the Board.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention, with full access to all books, records, facilities and personnel of the Company. The Board and the Committee are in place to represent the Company's shareholders; accordingly, the outside auditors are ultimately accountable to the Board and the Committee.

     I.   MEMBERSHIP
          The membership of the Audit Committee shall be comprised of not less than four Directors, and the Committee's composition shall meet the requirements of the Audit Committee Policy of the New York Stock Exchange. Accordingly, all of the members shall be directors: (i) who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and
          (ii) who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee shall have accounting or related financial management expertise. Three members must be present at each meeting to constitute a quorum. In the absence of a member, the Chairperson may select an alternate member from the Board who is an outside director to attend with full voting power. Members of the Audit Committee shall be appointed annually by the Board. No voting member may serve more than nine consecutive years.

     II.  COMMITTEE CHAIRPERSON
          Annually, the Committee will appoint one of the Committee's members as Chairperson. No Chairperson shall serve more than three consecutive years. The Chairperson presides over the meetings of the Committee and reports to the Board.

     III.  ADMINISTRATIVE SECRETARY
           The Corporate Secretary of the Company shall be responsible, with the Chairperson of the Committee, for preparation of agendas for and minutes of Committee meetings.

     IV. VACANCIES
         If a vacancy occurs among the membership of the Committee, the Board of Directors may appoint a Director to fill such vacancy for the remaining term.

     V.  RESPONSIBILITIES
         It is the responsibility of the Audit Committee to understand and assess the financial reporting and internal controls of the Company. The Committee's job is one of oversight. It recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those statements. Additionally, the Committee recognizes that financial management, as well as outside auditors, have more time, knowledge and more detailed information regarding the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditors' work. This responsibility entails the following:

        A. Assessing the Company's accounting policies and reporting and control procedures.

        B. Evaluating the rationale for financial information presented to shareholders and others, including principles followed, amounts determined and disclosures made.

        C.  Overseeing the internal audit function.

        D. Overseeing the adequacy and security of the Company's information systems as they relate to the financial integrity of the Company.

        E.  Evaluating risk identification and management in the Company.

        F. Overseeing compliance with legal, regulatory and other requirements and Company policies.

        G. Providing the NYSE with written certification on an annual basis (or upon a change in the composition of the Audit Committee) that:

           1. Addresses any determination that the Board of Directors has made concerning the independence of Committee members;

           2.  Affirms the financial literacy of all Committee members;

           3. Affirms the accounting or related financial management expertise of one Committee member; and

           4. Affirms the annual review and reevaluation of the adequacy of the Committee Charter.

        H. Requesting from the outside auditors annually a formal written statement delineating all relationships between the auditors and the Company consistent with Independence Standards Board Standard Number 1; discussing with the outside auditors any such disclosed relationships and their impact on the outside auditors' independence; and recommending that the Board take appropriate action in response to the outside auditors' report to satisfy itself of the auditors' independence.

        I. Preparing a report to be included in the annual proxy statement, stating whether or not the Committee has:

           1. Reviewed and discussed the Company's audited financial statements with management;

           2. Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards (SAS) No. 61, Communicating With Audit Committees;

           3. Received the written disclosure and letter from the independent accountants (delineating all relationships they have with the company) and has discussed with them their independence, as required by Independence Standards Board ("ISB") Standard No. 1; and

           4. Recommended to the board of directors that the audited financials be included in the Company's Annual Report on Form 10-K, based on the review and discussions referred to above.

     VI. AUTHORITY
         The Committee, subject to any approval by the full Board, shall have the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the Company's outside auditor.

     VII. ACTIVITIES OF THE COMMITTEE
          The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide, with the understanding that the

Committee may diverge from this guide as appropriate given the circumstances. In carrying out its responsibilities, the Committee shall:

        A. Review with management and the outside auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K and Annual Report to Shareholders, and review and consider with the outside auditors the matters required to be discussed by Statement of Accounting Standards ("SAS") No. 61.

        B. As a whole or through the Committee chair, review with the outside auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with the Securities and Exchange Commission and the matters required to be discussed by SAS No. 61. This review shall occur prior to the Company's filing of the Form 10-Q.

        C. Report to the Board the results of audits by independent outside auditors.

        D. Meet periodically with and communicate directly with the independent outside auditors.

           1. Review the reports rendered by the independent outside auditors with particular concern for any significant exceptions noted in their reports.

           2. Discuss with the independent outside auditors any unusual or significant matters that developed during the course of their procedures which should be communicated to the Board.

           3. Annually approve and discuss the scope of their examination of the Company with the independent outside auditors.

        E. Gain a thorough understanding of the Company's business, including its products, services, customers, distribution channels, market characteristics, competitive factors, regulatory constraints and requirements and accounting issues.

        F. Review and evaluate management's responses to outside and internal audit reports.

        G. Oversee the internal audit function and assess management's system of internal controls.

           1.  Approve the scope of internal audit plans and budgets.

           2.  Meet privately with the internal auditors at least annually.

           3. Instruct the internal auditors to advise the Committee of any areas requiring special attention.

           4. Review and report to the Board where appropriate significant findings of internal audit reports.

           5. Discuss with management and the outside auditors the quality and adequacy of the Company's internal controls.

        H. Require outside independent auditors to provide their professional judgment concerning appropriate accounting principles and disclosure practices.

        I. Focus the Committee's deliberations and inquiries of management and auditors on key risks facing the Company, including:

           1.  Strategic risks -- relating to doing the wrong things.

           2. Operating risks -- relating to doing the right things the wrong way.

           3. Financial risks -- relating to losing financial resources or incurring unacceptable liabilities.

           4. Information risks -- relating to inaccurate or non-relevant information, unreliable systems and inaccurate or misleading reports.

           5.  Regulatory and other compliance risks.

        J. Review the Company's Code of Conduct and management's program to monitor compliance therewith and compliance with relevant laws and regulations.

        K. Meet periodically with the Company's General Counsel to discuss legal matters that may significantly affect the Company and its financial statements.

        L. Review the Company's income tax status and inquire as to the status of related tax reserves.

        M. Review officers' and directors' expenses, perquisites and use of Company assets.

        N. Assess the adequacy of controls over the development and use of information technology in the Company.

        O.  Review and assess annually the adequacy of this Charter.

        P. Monitor compliance with SEC Staff Accounting Bulletin No. 99, Materiality.

        Q. Prepare an annual Audit Committee Plan for review and approval by the Board of Directors.

     VIII. MEETINGS -- LOCATION AND NUMBER
           The Committee shall meet at least three times during the year and as otherwise scheduled by the Chairperson of the Committee or by the Board of Directors.

                              [MAP OF PORT HURON]

                               SEMCO ENERGY, INC.

                         ANNUAL MEETING OF STOCKHOLDERS

                              Tuesday, April 17, 2001
                                    2:00 p.m.

                               McMORRAN AUDITORIUM
                             701 McMorran Boulevard
                                   Port Huron










--------------------------------------------------------------------------------

[SEMCO ENERGY LOGO]
-------------------------
405 WATER STREET, PORT HURON, MI 48060                                   PROXY
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON APRIL 17, 2001.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify below.

IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED  "FOR" ITEM 1.

By signing the proxy, you revoke all prior proxies and appoint Randall S. Fernandez and Francis R. Lieder, Jr. (the Named Proxies), and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.














                      See reverse for voting instructions.

                                                                       COMPANY #
                                                                       CONTROL #

THERE ARE TWO WAYS TO VOTE YOUR PROXY

YOUR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

VOTE BY PHONE -- TOLL FREE -- 1-800-240-6326 -- QUICK *** EASY *** IMMEDIATE

- Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 noon (ET) on April 16, 2001. If this card relates only to your Common Shares held in a 401(k) Plan, you may vote by telephone until 5:00 p.m. (ET) on April 12, 2001.
- You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.
-  Follow the simple instructions the Voice provides you.


VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to SEMCO ENERGY, INC., c/o Shareowner Services(SM), P.O. Box 64873, St. Paul, MN 55164-0873.






            IF YOU VOTE BY PHONE, PLEASE DO NOT MAIL YOUR PROXY CARD



                   \/        Please detach here         \/



               THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR ITEM 1.



1. Election of directors:     01 John M. Albertine                                     / / Vote FOR            / / Vote WITHHELD
                              02 William L. Johnson                                        all nominees            from all nominees
                              03 Donald W. Thomason                                        (except as marked)


(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,                  --------------------------------------
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)                |                                      |
                                                                                         --------------------------------------

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED
FOR EACH PROPOSAL.


Address Change? Mark Box  / /
Indicate changes below:                                                            Date
                                                                                        ---------------------------------------


                                                                                --------------------------------------------------
                                                                               |                                                  |
                                                                                --------------------------------------------------


                                                                                Signature(s) in Box

                                                                                Please sign exactly as your name(s) appear on Proxy.
                                                                                If held in joint tenancy, all persons must sign.
                                                                                Trustees, administrators, etc., should include
                                                                                title and authority. Corporations should provide
                                                                                full name of corporation and title of authorized
                                                                                officer signing the proxy.